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(Multicurrency-Cross Border)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.
                                MASTER AGREEMENT

                            dated as of June 26, 2001

CREDIT SUISSE FIRST BOSTON INTERNATIONAL AND LEASE INVESTMENT FLIGHT TRUST

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

      Accordingly, the parties agree as follows:-

      1. Interpretation

      (a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

      (b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.

      (c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

      2. Obligations

      (a) General Conditions.

            (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

            (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

            (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

      (b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.


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      (c) Netting. If on any date amounts would otherwise be payable:-

            (i) in the same currency; and

            (ii) in respect of the same Transaction, by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

      The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

      (d) Deduction or Withholding for Tax.

             (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

      (1) promptly notify the other party ("Y") of such requirement;

      (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

      (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

      (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

      (A) the failure by Y to comply with or perform any agreement contained in
Section 4(a)(i), 4(a)(iii) or 4(d); or

      (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

            (ii) Liability. If:-

      (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);


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      (2) X does not so deduct or withhold; and

      (3) a liability resulting from such Tax is assessed directly against X, then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

      (e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

      3. Representations

      Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

      (a) Basic Representations.

            (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

            (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

            (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

            (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

            (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

      (b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.


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      (c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

      (d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

      (e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

      (f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true. 4. Agreements

      Each party agrees with the other that, so long as either party has or, may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

      (a) Furnish Specified Information. It will deliver to the other party or. in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

            (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

            (ii) any other documents specified in the Schedule or any Confirmation; and

            (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

      (b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

      (c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

      (d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

      (e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other


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party.

      5. Events of Default and Termination Events

      (a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

            (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

            (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

            (iii) Credit Support Default.

      (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

      (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

      (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

            (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

            (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
(1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or
(3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

            (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable


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Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

            (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

      (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

            (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

      (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

      (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

      (b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:-

            (i) Illegality. Due to the adoption of, or any change in, any applicable aw after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

      (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;


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            (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

            (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

            (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

            (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

      (c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

      6. Early Termination

      (a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

      (b) Right to Terminate Following Termination Event.

            (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

            (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is


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the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

            (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

            (iv) Right to Terminate. If:-

      (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under
Section 6(b)(i); or

      (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

      (c) Effect of Designation.

            (i) If notice designating an Early Termination Date is given under
Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

            (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to
Section 6(e).

      (d) Calculations.

            (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

            (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early


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Termination Date which is designated or occurs as a result of an Event of
Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

      (e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default:-

      (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

      (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

      (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (ii) Termination Events. If the Early Termination Date results from a Termination Event:-

      (1) One Affected Party. If there is one Affected Party. the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

      (2) Two Affected Parties. If there are two Affected Parties:- (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to
(I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

      If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

            (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

            (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

      7. Transfer

      Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

      (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

      (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e). Any purported transfer that is not in compliance with this Section will be void.

      8. Contractual Currency

      (a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

      (b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

      (c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

      (d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

      9. Miscellaneous

      (a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

      (b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

      (c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

      (d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.
(e) Counterparts and Confirmations.

            (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

             (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

      (f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege. (g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

      10. Offices; Multibranch Parties

      (a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

      (b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

      (c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

      11. Expenses

      A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

      (a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

            (i) if in writing and delivered in person or by courier, on the date it is delivered;

            (ii) if sent by telex, on the date the recipient's answerback is received;

            (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

            (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

            (v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

      (b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

      13. Governing Law and Jurisdiction

      (a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

      (b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

            (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

            (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

      Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

      (c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

      (d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

      14. Definitions

      As used in this Agreement:-

      "Additional Termination Event" has the meaning specified in Section 5(b).

      "Affected Party" has the meaning specified in Section 5(b).

      "Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

      "Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

      "Applicable Rate" means:-

      (a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

      (b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

      (c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

      (d) in all other cases, the Termination Rate.

      "Burdened Party" has the meaning specified in Section 5(b).

      "Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

      "Consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

      "Credit Event Upon Merger" has the meaning specified in Section 5(b).

      "Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

      "Credit Support Provider" has the meaning specified in the Schedule.

      "Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

      "Defaulting Party" has the meaning specified in Section 6(a).

      "Early Termination Date" means the date determined in accordance with
Section 6(a) or 6(b)(iv).

      "Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

      "Illegality" has the meaning specified in Section 5(b).

      "Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

      "Law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

      "Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

      "Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

      "Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

      "Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

      "Non-defaulting Party" has the meaning specified in Section 6(a).

      "Office" means a branch or office of a party, which may be such party's head or home office.

      "Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

      "Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

      "Relevant Jurisdiction" means, with respect to a party, the jurisdictions
(a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

      "Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

      "Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

      "Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:-

      (a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

      (b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

      "Specified Entity" has the meaning specified in the Schedule.

      "Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

      "Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or an applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

      "Stamp Tax" means any stamp, registration, documentation or similar tax.

      "Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

      "Tax Event" has the meaning specified in Section 5(b).

      "Tax Event Upon Merger" has the meaning specified in Section 5(b).

      "Terminated Transactions" means with respect to any Early Termination Date
(a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

      "Termination Currency" has the meaning specified in the Schedule.

      "Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

      "Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

      "Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

      "Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

      IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CREDIT SUISSE FIRST BOSTON INTERNATIONAL       LEASE INVESTMENT FLIGHT TRUST
      (Name of Party)                                (Name of Party)

By /s/ Ron Feldman                             By: /s/ Janet R. Havrilla
  ----------------------                           --------------------------
Name:  Ron Feldman                             Name:  Janet R. Havrilla
Title: Vice President                          Title:  Administrative Account
                                                       Manager

By:  /s/ Andrew Walton
  ----------------------
Name:  Andrew Walton
Title:  Attorney-in-Fact

                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT
                        dated as of June 26, 2001 between
              CREDIT SUISSE FIRST BOSTON INTERNATIONAL ("PARTY A")
                  and LEASE INVESTMENT FLIGHT TRUST ("PARTY B")


PART 1.    TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" means, with respect to Party A and Party B for all purposes of this Agreement, none.

(b) "SPECIFIED TRANSACTION" has its meaning as defined in Section 14 of this Agreement.

(c)  "CROSS DEFAULT" applies to Party A and does not apply to Party B.

     "SPECIFIED INDEBTEDNESS" has its meaning as defined in Section 14 of this Agreement.

     "THRESHOLD AMOUNT" means, with respect to Party A, an amount (including its equivalent in another currency) equal to 2% of its stockholders' equity as reflected on its most recent financial statements or call reports.

(d)  "CREDIT EVENT UPON MERGER" applies to Party A and does not apply to Party
     B.

(e)  "AUTOMATIC EARLY TERMINATION" does not apply to either party.

(f) PAYMENTS ON EARLY TERMINATION. "Market Quotation" and the "Second Method" apply.

(g)  "TERMINATION CURRENCY" means United States Dollars.

(h)  LIMITATION ON DEFAULTS BY PARTY B.

     (i) The Events of Default specified in Section 5 of this Agreement shall not apply to Party B except for the following:

          (A) Section 5(a)(i) of this Agreement (Failure to Pay or Deliver),

          (B) Section 5(a)(iii) of this Agreement (Credit Support Default),

          (C) Section 5(a)(viii) of this Agreement (Merger without Assumption).

(i)  ADDITIONAL TERMINATION EVENTS.

     (i) The occurrence of any of the following events shall be an Additional Termination Event:

          (A) the unsecured and unsubordinated debt, deposit or letter of credit obligations of Party A are rated below (x) the Minimum Rating by any Rating Agency, and Party A fails to provide Credit

          Support (as defined in Part 6 below) or to make a Permitted Transfer (as defined in Part 6 below) within 30 days of Party B's request therefor or (y) the Required Rating by any Rating Agency, and Party A fails to make a Permitted Transfer within 30 days of Party B's request therefor;

          (B) the Security Trustee declares an Additional Termination Event and designates an Early Termination Date by notice given to Party A in order to realize upon the Swap Collateral as described in paragraph
          (b) of Part 6 of this Schedule; or

          (C) Party B fails to comply with sub-paragraph (g) of Part 6 of this Schedule; any representation made by Party B in sub-paragraph (g) of
          Part 6 of this Schedule fails to be true and correct; any "Default Notice" is given or any "Acceleration Default" occurs under the Indenture.

     (ii) For purposes of the right to terminate under Section 6(b)(iv), Party A will be the Affected Party for any Additional Termination Event described in clause (A) of sub-paragraph (i) above, and Party B will be the Affected Party for the other Additional Termination Event.

     (iii) Notwithstanding which party is the Affected Party for any Additional Termination Event, upon the occurrence of an Early Termination Date for any Additional Termination Event, Party A shall make the calculations under
     Section 6(e) of this Agreement as though it were the non-Affected Party for purposes of Section 6(e)(ii)(1) of this Agreement.

     (iv) "MINIMUM RATING" means a short term rating of "P-1" and a long term rating of "A2" from Moody's and a short term rating of F1 from Fitch.

     (v) "REQUIRED RATING" means a short term rating of "A-1" from S&P and a short-term rating of "F2" from Fitch.

     (vi) "RATING AGENCY" means each of Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc. ("S&P"), Moody's Investor Services, Inc ("MOODY'S") and Fitch, Inc. ("FITCH"), in each only so long as any such Person is, at the time of determination, rating the Notes issued under the Indenture.


PART 2.    TAX PROVISIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, each party makes the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

     In making this representation, a party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
     Agreement:

     (i) Party A makes no representations..

     (ii) Party B represents that it is a statutory business trust formed under the laws of the State of Delaware.

(c)  MODIFIED TAX PROVISIONS.

Notwithstanding any contrary provision in this Agreement, Party A may not designate an Early Termination Date in respect of any Tax Event or Tax Event Upon Merger, and Party A's sole remedy in respect thereof shall be to make a Permitted Transfer.

PART 3. DOCUMENTS

(a) DELIVERY OF DOCUMENTS. When it delivers this Agreement, each party shall also deliver its Closing Documents to the other party in form and substance reasonably satisfactory to the other party. For each Transaction, a party shall deliver, promptly upon request, a duly executed incumbency certificate for the person(s) executing the Confirmation for that Transaction on behalf of that party.

(b)  CLOSING DOCUMENTS.

     (i) For Party A, "CLOSING DOCUMENTS" mean:

          (A) evidence reasonably satisfactory to Party B as to the names, true signatures and authority of the officers or officials signing this Agreement or any Confirmation on Party A's behalf; and

          (B) opinions of Party A's counsel in the form of Exhibit B-1 and B-2 hereto addressed to Party B.

     (ii) For Party B, "CLOSING DOCUMENTS" mean:

          (A) opinions of Party B's counsel addressed to Party A in the form of Exhibit C-1 [Delaware formation and powers] and C-2 [enforceability under New York law] hereto;

          (B) a copy, certified by the secretary or assistant secretary of the Owner Trustee (as defined in the Indenture) of Party B, of the resolutions of Party B's Controlling Trustees (as defined in the Indenture) authorizing the execution, delivery and performance by Party B of this Agreement and authorizing Party B to enter into Transactions hereunder; and

          (C) a duly executed certificate of the secretary or assistant secretary of the Owner Trustee of Party B certifying the name and true signature of each person authorized by the Owner Trustee

          (in its capacity as such and not in its individual capacity ) to execute this Agreement and Transactions for Party B.

(c) CONFIRMATIONS. Confirmations shall be substantially in the form of Exhibit "A" hereto unless otherwise agreed in writing by the Party A and Party B with the consent of the Security Trustee .

PART 4. MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES.

     TO PARTY A:

     (1) Address for notices or communications to Party A (other than by facsimile):

         Address:     One Cabot Square      Attention:   (1)  Head of Credit Risk Management;
                      London E14 4QJ                     (2)  Managing Director - Operations Department
                      England                            (3)  Managing Director - Legal Department
         Telex No.:   264521                Answerback:  CSFBI G

         (For all purposes.)

     (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):

          Facsimile No.: 020 7888 2686
          Attention: Managing Director - Legal Department
          Telephone number for oral confirmation of receipt of facsimile in legible form: 020 b7888 2028 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary

     TO PARTY B

          LEASE INVESTMENT FLIGHT TRUST
          c/o Wilmington Trust Company
          1100 North Market Street
          Rodney Square North
          Wilmington, DE  19890
          Attention:  Corporate Trust Administration


(b)  "CALCULATION AGENT" means Party A.

(c)  PROCESS AGENT. For the purposes of Section 13(c):

     Party A appoints as its Process Agent: Credit Suisse First Boston, Eleven Madison Avenue, New York, NY 10010 (attention: General Counsel, Legal and Compliance Department).

     Party B appoints as its Process Agent: None

(d)  OFFICES. Section 10(a) applies.

(e)  MULTIBRANCH PARTY. Neither party is a Multibranch Party.

(f)  CREDIT SUPPORT DOCUMENT.

     (i) For Party A, the following is a Credit Support Document: Credit Support Annex dated as of the date hereof or any guarantee provided under clause
     (d) of Part 6 below.

     (ii) For Party B, the following is a Credit Support Document: the Security Trust Agreement (as defined in the Indenture) and the supplement thereto between the Security Trustee (as defined in the Indenture) and Party A .

(g)  CREDIT SUPPORT PROVIDER.

     (i) For Party A, Credit Support Provider means: any provider of a guarantee constituting Credit Support under clause (d) of Part 6 below.

     (ii) For Party B, Credit Support Provider means: none specified.

(h)  "AFFILIATE" has its meaning as defined in Section 14 of this Agreement.

(i) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law (and not the law of conflicts) of the State of New York.

(j) WAIVER OF JURY TRIAL. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a party, or any Transaction.

(k) NETTING OF PAYMENTS. Subparagraph of Section 2(c) of this Agreement will apply from the date of this Agreement. Nevertheless, to reduce settlement risk and operational costs, the parties agree that they will endeavour to net across as many Transactions as practicable wherever the paties can administratively do so.

(l) RECORDED CONVERSATIONS. Each party may electronically record all telephone conversations between them in connection with this Agreement or any Transaction, and any such recordings may be submitted in evidence in any proceeding to establish any matters pertinent to this Agreement or any Transaction.

(m) ADDITIONAL REPRESENTATIONS. Section 3 of this Agreement is amended by adding the following Sections 3(g), 3(h) and (3)(i):

     "(g) NON-RELIANCE. For any Relevant Agreement: (i) it acts as principal and not as agent, (ii) it acknowledges that the other party acts only at arm's length and is not its agent, broker, advisor or fiduciary in any respect, and any agency, brokerage, advisory or fiduciary services that the other party (or any of its affiliates) may otherwise provide to the party (or to any of its affiliates) excludes the Relevant Agreement, (iii) it is relying solely upon its own evaluation of the Relevant Agreement (including the present and future results, consequences, risks, and benefits thereof, whether financial, accounting, tax, legal, or otherwise) and upon advice from its own professional advisors, (iv) it understands the Relevant Agreement and those risks, has determined they are appropriate for it, and willingly assumes those risks, and (v) it has not relied and will not be relying upon any evaluation or advice (including any recommendation, opinion, or representation) from the other party, its affiliates or the representatives or advisors of the other party or its affiliates (except representations expressly made in the Relevant Agreement or an opinion of counsel required thereunder).

     RELEVANT AGREEMENT" means this Agreement, each Transaction, each Confirmation, any Credit Support Document, and any agreement (including any amendment, modification, transfer or early termination) between the parties relating thereto or to any Transaction.

     (h) COMMODITY EXCHANGE ACT. Each party represents to the other party as of the date hereof and on each date hereafter on which a Transaction is entered into between them that:

          (1) each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Commodity Exchange Act; and

          (2) such party is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act.

PART 5. ISDA DEFINITIONS

(a) INCORPORATION. This Agreement and each Transaction are subject to the 1991 ISDA Definitions, as amended and supplemented by the 1998 Supplement to the ISDA Definitions, published by the International Swaps and Derivatives Association, Inc. (together, the "ISDA Definitions") and will be governed by the provisions of the ISDA Definitions, without regard to any amendments to the ISDA Definitions subsequent to the date hereof. The provisions of the ISDA Definitions are incorporated by reference in, and shall be deemed part of, this document and each Confirmation.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of this document and the ISDA Definitions, this document will prevail.

PART 6. OTHER PROVISIONS

(a)  PERMITTED TRANSFERS.

     (i) Notwithstanding Section 7 of this Agreement, Party A may make a Permitted Transfer without the prior written consent of Party B if either of the following events occurs:

          (A) the unsecured and unsubordinated debt, obligations of Party A are rated below the Required Rating or the Minimum Rating by any Rating Agency at the time of the transfer; or

          (B) any Tax Event or Tax Event Upon Merger exists with respect to Party A at the time of the transfer.

     (ii) "PERMITTED TRANSFER" means a transfer, in whole but not in part, of all of Party A's rights and obligations under this Agreement and which meets all of the following requirements:

          (A) the transferee is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America reasonably acceptable to Party B;

          (B) the unsecured and unsubordinated debt, deposit or letter of credit obligations of the transferee are rated at least equal to the Required Rating and the Minimum Rating by each Rating Agency;

          (C) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer;

          (D) the transferee executes and delivers a written agreement reasonably satisfactory to Party B and the Security Trustee under the Security Trust Agreement in which the transferee, among other things, legally and effectively accepts all the rights and assumes all the obligations of Party A under this Agreement and executes a supplement to the Security Trust Agreement in substantially the same form as executed by Party A;

          (E) each Rating Agency is notified of the proposed transfer and there is submitted to each Rating Agency the name of the proposed transferee, drafts of the documents referred to in clause (C) above and such information as the Rating Agencies may reasonably request in connection with such proposed transfer.

(b) PERMITTED SECURITY INTEREST. For purposes of Section 7 of this Agreement, Party A hereby consents to the Permitted Security Interest, subject to the provisions of paragraph (c) below.

     "PERMITTED SECURITY INTEREST" means the collateral assignment by Party B of the Swap Collateral to the Security Trustee pursuant to the Security Trust Agreement, and the granting to the Security Trustee of a security interest in the Swap Collateral pursuant to the Security Trust Agreement.

     "SWAP COLLATERAL" means all right, title and interest of Party B in this Agreement, each Transaction hereunder, any Credit Support Document and all present and future amounts payable by Party A (and any Credit Support Provider) to Party B under or in connection with this Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(c)  EFFECT OF PERMITTED SECURITY INTEREST.

     (i) The Permitted Security Interest shall not impair the right of Party A to designate an Early Termination Date in accordance with the terms of this Agreement or to make the determinations and calculation that it is entitled to make under this Agreement. Party A agrees that all payments to be made to it hereunder by Party B shall be made solely from and to the extent of Available Collections and that all such payments and (except as provided in the immediately preceding sentence) the exercise of rights and remedies in respect of this Agreement by Party A shall be subject to the Security Trust Agreement, including without limitation Article VII thereof.

     (ii) Party A's consent to the Permitted Security Interest is expressly limited to the encumbrance of the Swap Collateral in favor of the Security Trustee for the benefit of the secured parties under the Security Trust Agreement, and Party A does not consent to the sale or transfer by the Security Trustee of the Swap Collateral to any other person or entity (other than a successor to the Security

     Trustee under the Security Trust Agreement acting in that capacity), and the manner in which the Security Trustee may realize upon the Swap Collateral shall be to declare an Additional Termination Event and designate an Early Termination Date by notice given to Party A pursuant to the Additional Termination Event provisions of this Schedule.

     (iii) Party B hereby acknowledges that, as a result of the Permitted Security Interest, all of its rights under this Agreement, including any Transaction, have been assigned to the Security Trustee pursuant to the Security Trust Agreement, and notwithstanding any other provision in this Agreement, all such rights of Party B and its exercise of such rights are subject to the terms of the Security Trust Agreement and the Indenture. Party A shall be entitled to and shall follow any instruction given by the Security Trustee that Party B would be entitled to give without the further consent of Party B, without any duty to inquire of, or give notice to, Party B and notwithstanding any contrary or inconsistent instruction given by Party B. If Party B gives any notice to Party A for the purposes of exercising any of Party B's rights under this Agreement, Party A shall have the option of treating that notice as void unless that notice is signed by the Security Trustee acknowledging its consent to the provisions of that notice.

     (iv) Until receipt by Party A of written notice from the Security Trustee to the contrary, Party A and Party B may enter into any Transactions hereunder without giving prior notice to, or obtaining the prior consent of, the Trustee provided that such Transactions meet the requirements of
     Section 5.02(e)(iv) of the Indenture.

(d)  CHANGE IN PARTY A'S RATING.

     (i) if at any time the unsecured and unsubordinated debt, obligations of Party A are not rated at least equal to the Minimum Rating by any Rating Agency, Party A may, and at Party B's request shall within 30 days after such request, either

          (A) provide collateral in accordance with the terms of the Credit Support Annex;

          (B) obtain an absolute and unconditional guarantee of its obligations under this Agreement, reasonably satisfactory to Party B and the Security Trustee from a guarantor (a "Qualified Provider") that meets the requirements of subclauses (ii)(A) and (ii)(C) of clause (a) of this Part 6 and whose unsecured and unsubordinated debt, deposit or letters of credit obligations are then rated at least equal to the Minimum Rating (such guarantee or any collateral under subclause (A) above, "CREDIT SUPPORT"); or

          (C) make a Permitted Transfer in accordance with clause (a) of this
          Part 6.

     Party A shall notify each Rating Agency of the proposed action, and provide them with the name of any guarantor, draft of any proposed guaranty and such information as the Rating Agencies may reasonably request in connection with any such action (or, in the case of clause (C), as is required by subclause (ii) of clause (a) of this Part 6)

     (ii) if at any time the unsecured and unsubordinated debt, obligations of Party A are not rated at least equal to the Required Rating, Party A shall within 30 days of Party B's request therefor, make a Permitted Transfer in accordance with clause (a) of this Part 6.

(e) PAYMENTS. All payments to Party B under this Agreement or any Transaction shall be made to the "Collection Account" as defined in the Indenture.

(f)  SET-OFF. The following Set-off provisions shall apply:

     In connection with the Permitted Security Interest, Party A hereby waives any and all right to counterclaim or set-off against the Swap Collateral, whether arising by contract, operation of law or otherwise, provided that nothing herein shall be construed as limiting the provisions contained in Sections 2(c) and 6(e) of this Agreement with respect to the netting of the parties respective obligations under this Agreement

(g)  INDENTURE.

     (i) On the date Party B executes and delivers this Agreement and on each date on which a Transaction is entered into, Party B hereby represents and warrants to Party A: that this Agreement constitutes a "Swap Agreement" under the Indenture; that Party A constitutes a "Swap Provider " under the Indenture; that the payment to be made by Party B hereunder constitute Senior Swap Payments under the Indenture; that no Default Notice with respect to the Senior Class has been given and no "Acceleration Event" has occurred and is continuing under the Indenture; that nothing herein violates or conflicts with any of the provisions of any of the Indenture or any other documents executed in connection therewith. In addition, on each date on which a Transaction is entered into, Party B hereby represents and warrants to Party A: that the Transaction meets all of the requirements of
     Section 5.02(e)(iv) of the Indenture and does not violate or conflict with any of the provisions of any of the Indenture or any other documents executed in connection therewith; and that, under the terms of the Indenture, neither the consent of the Trustee nor of the Security Trustee is required for Party B to enter into that Transaction or (subject to the terms of the Security Trust Agreement and the supplement thereto executed by Party A) for Party A to be entitled to the rights, interests and benefits granted to Party A under the Indenture and the Security Trust Agreement for that Transaction.

(h) CONSENT TO NOTICE & COMMUNICATIONS. Party B hereby consents to the execution by Party A of a supplement to the Security Trust Agreement and the giving to the Trustee and the Security of notice by Party A of Party A's address and telecopy and telephone numbers for all purposes of the Indenture and the Security Trust Agreement, and in addition, Party A shall also be entitled at any time to provide the Trustee and the Security Trustee with copies of this Agreement, including all Confirmations. In addition, Party A shall not be precluded from communicating with the Trustee, the Security Trustee or the Administrative Agent (as defined in the Indenture) in connection with any of Party A's rights or remedies under this Agreement, Indenture or the Security Trust Agreement.

(i) NO BANKRUPTCY PETITION. With respect to any amounts owed by Party B under this Agreement, Party A agrees that, prior to the date which is at least one year and one day after all of the Notes (as defined in the Indenture) have been paid in full, it will not, prior to the expiration of the aforementioned one-year and one-day period or, if longer, the applicable preference period then in effect, institute against, or join any other person or entity in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings under federal or state bankruptcy or similar laws, provided that nothing herein shall preclude, or be deemed to estop, Party A from (i) taking any action prior to the expiration of the aforementioned one-year and one-day period of, if longer, the applicable preference period then in effect in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) in any involuntary case or insolvency proceeding filed or commenced against party B or any of its properties any legal action that is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

(j) CHANGE OF ACCOUNT. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

     "to another account in the same legal and tax jurisdiction as the original account:

                                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL




                                        By:  /s/ Ron Feldman
                                            --------------------------------
                                            Name: Ron Feldman
                                            Title: Vice President


                                        By:  /s/ Andrew Walton
                                            --------------------------------
                                            Name: Andrew Walton
                                            Title: Attorney-in-Fact



                                            LEASE INVESTMENT FLIGHT TRUST
                                            BY WILMINGTON TRUST COMPANY,
                                            NOT IN ITS INDIVIDUAL CAPACITY BUT
                                            SOLELY AS THE OWNER TRUSTEE


                                            By:  /s/ Janel R. Havrilla
                                                --------------------------------
                                                Name: Janel R. Havrilla
                                                Title:  Administrative Account
                                                        Manager

                                    EXHIBIT A



                                SWAP TRANSACTION
                                  CONFIRMATION


DATE:             ________________________
TO:               ________________________ ("Counterparty")
ADDRESS:          ________________________
FAX:              ________________________
ATTN:             ________________________
FROM:             CREDIT SUISSE FIRST BOSTON INTERNATIONAL ("CSFB")
REF. NO.          ________________________

Dear ___________________:

This confirms the terms of the Transaction described below between Counterparty and CSFB. This Transaction is subject to the 1991 ISDA Definitions, as amended and supplemented by the 1998 Supplement to the 1991 ISDA Definitions, published by the International Swaps and Derivatives Association, Inc. (together, the "ISDA Definitions"), which are incorporated herein by reference. Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive difference, if any, between the Fixed Amount and the Floating Amount, and the Floating Rate Payer shall pay the positive difference, if any, between the Floating Amount and the Fixed Amount.

Transaction Type:                      Interest Rate Swap
----------------

Currency for Payments:                 U.S. Dollars
---------------------

Notional Amount:                       [$_________________] [for a Calculation
---------------                        Period, the amount set forth opposite
                                       that Calculation Period on attachment I
                                       hereto]

Term
----

      Trade Date:                      __________________
      Effective Date:                  __________________
      Termination Date:                __________________, subject to the
                                       Modified Following Business Day
                                       Convention
Fixed Amounts
-------------

      Fixed Rate Payer:                [Counterparty] [CSFB]
      Payment Dates:                   __________________
                                       [___ New York Banking Days after Period
                                       End Dates]
      [Period End Dates:               ________________]
      Business Day Convention:         [Modified Following] [Following]
                                       [Preceding]
      Business Day:                    [New York] [New York and London]
      Fixed Rate:                      _____%
      Fixed Rate Day Count Fraction:   ______________

Floating Amounts
----------------

      Floating Rate Payer:             [CSFB] [Counterparty]
      Payment Dates:                   ________________
                                       [___ New York Banking Days after Period
                                       End Dates]
      [Period End Dates:               ________________]
      Business Day Convention:         [Modified Following] [Following]
                                       [Preceding]
      Business Day:                    [New York] [New York and London]
      Floating Rate for initial
      Calculation Period:              [Determined two London Banking Days
                                       before the Effective Date] [______%
                                       (includes Spread)]
      Floating Rate Option:            ____________
      Designated Maturity:             ____________
      Spread:                          [None] [Plus/Minus ________%]
      Floating Rate Day Count
      Fraction:                        _______________
      Floating Rate determined:        [Two London Banking Days prior to each
                                       Reset Date] [On each Reset Date]
      Reset Dates:                     The first day of each [Calculation]
                                       [Compounding] Period
                                       [Each New York Banking Day in the
                                       [Calculation] [Compounding] Period]
      [Method of Averaging:            [Unweighted Average] [Weighted Average]
      Compounding:                     [Inapplicable] [Applicable]
      [Compounding Dates:              ____________________]]
      Rounding convention:             5 decimal places per the ISDA Definitions

Calculation Agent:                              CSFB
-----------------

Payments to CSFB:
----------------

CSFB Settlements:
----------------




CSFB Address:
------------



Payments to Counterparty:              as specified in the Schedule to the
------------------------               Master Agreement.
 .
Documentation

This Confirmation supplements, forms part of and will be governed by the Master Agreement dated as of ____________ between Counterparty and CSFB.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us by fax at [ ] (attention Derivatives Documentation).

                                        Very truly yours,

                                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                        By: ___________________________
                                        Name:
                                        Title:


                                        By: ___________________________
                                        Name:
                                        Title:

Accepted and confirmed as
of the date first above written:


_____________________________________


By:______________________________
Name:
Title:

                                  ATTACHMENT I


      Calculation Period                        Notional Amount
      ------------------                        ---------------
(from and including, to but excluding)

_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________
_____________ to _____________                  $__________________


Dates subject to the Business Day convention set forth in the Confirmation.

                                   EXHIBIT B-1


                     [Form of Opinion of Counsel to Party A]

                                     [Date]

Party B
[Address]

                  Re:  Master Swap Agreement

Ladies and Gentlemen:

                  I am the [title] and have acted as counsel to Credit Suisse First Boston International ("Party A") in connection with the Master Swap Agreement dated as of June __, 2001 (the "Agreement") between Party A and Lease Investment Flight Trust ("Party B"). All capitalized terms defined in the Agreement are used with the same meanings, unless otherwise defined, in this opinion letter.

                  In rendering the opinions expressed below, I have examined
(a)(i) the Agreement and (ii) the Credit Support Annex (collectively with the Agreement, the "Documents") and (b) such corporate records of Party A and such other documents as I have deemed necessary as a basis for the opinions expressed below. In my examination, I have assumed the genuineness of all signatures, the authenticity of documents submitted to me as originals, the conformity with authentic original documents of all documents submitted to me as copies and, in the case of documents executed prior to the date of this opinion letter, that there has been no course of conduct that would alter the terms of these documents from those reviewed by me. As to relevant facts, I have relied upon statements of governmental officials.

                  In rendering the opinions expressed below, I have assumed (except, to the extent set forth below, as to Party A) that all of the documents referred to in this opinion have been duly authorized by, have been or will be executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to those documents, that all signatories to those documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate, partnership, company, trust or other) or, in the case of individuals, the legal capacity, to execute, deliver and perform those documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that:

                  (i) Party A is a [ ] duly incorporated, validly existing and in good standing under the laws of the [ ] and has the corporate power to execute and deliver, and perform its obligations under, the Documents.


                                     B-1-1

                  (ii) The execution and delivery by Party A of, and the performance by it of its obligations under, the Documents have been duly authorized by all necessary corporate action on its part.

                  (iii) Party A has duly executed and delivered the Documents.

                  (iv) No authorization, consent or other approval of, or registration, declaration or other filing with, any governmental authority of the United States of America is required on the part of Party A for the execution and delivery by it of, or for the performance by Party A of its obligations under, the Documents, except as may be necessary for the creation, perfection or priority of the Liens of the Credit Support Annex.

                  The foregoing opinions are limited to matters involving the federal laws of the United States of America, and we do not express any opinion as to any other laws.

                  This opinion letter is provided to you by us as counsel to Party A pursuant to the Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Documents without our prior written consent in each instance.

                                       Very truly yours,


                                     B-1-2

                                   Exhibit B-2

                     [Form of Opinion of Counsel to Party A]

                                     [Date]

Party B
[Address]

                  Re:  Master Swap Agreement

Ladies and Gentlemen:

                  We have acted as counsel to Credit Suisse First Boston International ("Party A") in connection with the Master Swap Agreement dated as of June __, 2001 (the "Agreement") between Party A and Lease Investment Flight Trust ("Party B"). All capitalized terms defined in the Agreement are used with the same meanings, unless otherwise defined, in this opinion letter.

                  In rendering the opinions expressed below, we have examined
(a)(i) the Agreement and (ii) the Credit Support Annex (collectively with the Agreement, the "Documents") and (b) such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with authentic original documents of all documents submitted to us as copies and, in the case of documents executed prior to the date of this opinion letter, that there has been no course of conduct that would alter the terms of these documents from those reviewed by us.

                  In rendering the opinions expressed below, we have assumed that all of the documents referred to in this opinion have been duly authorized by, have been or will be executed and delivered by, and (except, to the extent set forth below, as to Party A) constitute legal, valid, binding and enforceable obligations of, all of the parties to those documents, that all signatories to those documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate, partnership, company, trust or other) or, in the case of individuals, the legal capacity, to execute, deliver and perform those documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each Document constitutes the legal, valid and binding obligation of Party A, enforceable against it in accordance with its respective terms, in each case except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law),


                                     B-2-1
including without limitation (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  The foregoing opinions are also subject to the following comments and qualifications:

                  (a) Certain remedial or procedural provisions contained in the Credit Support Annex may be limited or rendered unenforceable by applicable law, but those limitations do not, in our opinion but subject to the other comments and qualifications set forth in this opinion letter, make the remedies and procedures that are available to the Party B inadequate for the practical realization of the substantive benefits purported to be provided to them by the Credit Support Annex.

                  (b) The enforceability of provisions in the Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (c) We express no opinion as to any provisions of the Documents insofar as those provisions relate to (A) the subject matter jurisdiction of any United States District Court to adjudicate any controversy related to the Documents or (B) the waiver of inconvenient forum with respect to proceedings in any United States District Court.

                   (d) We express no opinion as to the ownership of or title to any property or as to the creation, perfection or priority of any liens (including without limitation the liens of the Documents).

                  The foregoing opinions are limited to matters involving the federal laws of the United States of America and the laws of the State of New York, and we do not express any opinion as to any other laws.

                  This opinion letter is provided to you by us as counsel to Party A pursuant to the Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Documents without our prior written consent in each instance.

                                       Very truly yours,



                                     B-2-2

                                   EXHIBIT C-1

                     [Form of Opinion of Counsel to Party B]

                                     [Date]

Party A
[Address]

                  Re:  Master Swap Agreement

Ladies and Gentlemen:

                  We have acted as counsel to Lease Investment Flight Trust ("PARTY B") in connection with the Master Swap Agreement dated as of June __, 2001 (the "AGREEMENT") between [Credit Suisse First Boston] ("PARTY A") and Party B. All capitalized terms defined in the Agreement are used with the same meanings, unless otherwise defined, in this opinion letter.

                  In rendering the opinions expressed below, we have examined
(a)(i) the Agreement and (ii) the Credit Support Annex (collectively with the Agreement, the "DOCUMENTS") and (b) such corporate records of Party A and such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with authentic original documents of all documents submitted to us as copies and, in the case of documents executed prior to the date of this opinion letter, that there has been no course of conduct that would alter the terms of these documents from those reviewed by us. As to relevant facts, we have relied upon statements of governmental officials.

                  In rendering the opinions expressed below, we have assumed (except, to the extent set forth below, as to Party B) that all of the documents referred to in this opinion have been duly authorized by, have been or will be executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to those documents, that all signatories to those documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate, partnership, company, trust or other) or, in the case of individuals, the legal capacity, to execute, deliver and perform those documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                  (i) Party B is a trust duly formed and validly existing under the laws of the State of Delaware and has the trust power to execute and deliver, and to perform its obligations under, the Documents. Wilmington Trust Company (the "OWNER TRUSTEE") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to be a trustee of Party B and (as the trustee of Party B) to execute and deliver, and to perform the obligations of Party B under, the Documents.


                                     C-1-1

                  (ii) The execution and delivery by Party B of, and the performance by it of its obligations under, the Documents have been duly authorized by all necessary trust action on its part. The execution and delivery by the Owner Trustee (as the trustee of Party B) of, and the performance by the Owner Trustee (as the trustee of Party B) of the obligations of Party B under, the Documents have been duly authorized by all necessary corporate action on the part of the Owner Trustee.

                  (iii) Party A has duly executed and delivered the Documents.

                  (iv) No authorization, consent or other approval of, or registration, declaration or other filing with, any governmental authority of the State of Delaware is required on the part of Party B for the execution and delivery by it of, or for the performance by Party B of its obligations under, the Documents, except as may be necessary for the creation, perfection or priority of the Liens of the Credit Support Annex. No authorization, consent or other approval of, or registration, declaration or other filing with, any governmental authority of (a) the United States of America or the State of Delaware is required on the part of the Owner Trustee for the execution and delivery by it (as the trustee of Party B) of, or for the performance by the Owner Trustee (as the trustee of Party B) of Party B's obligations under, the Documents.

                  The foregoing opinions are limited to matters involving the federal laws of the United States of America and the laws of the State of Delaware, and we do not express any opinion as to any other laws.

                  This opinion letter is provided to you by us as counsel to Party B pursuant to the Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Documents without our prior written consent in each instance.

                                       Very truly yours,




                                     C-1-2

                                   EXHIBIT C-2



                     [Form of Opinion of Counsel to Party B]

                                     [Date]

Party A
[Address]

                  Re:  Master Swap Agreement

Ladies and Gentlemen:

                  We have acted as counsel to Lease Investment Flight Trust ("PARTY B") in connection with the Master Swap Agreement dated as of June __, 2001 (the "AGREEMENT") between [Credit Suisse First Boston] ("PARTY A") and Party B. All capitalized terms defined in the Agreement are used with the same meanings, unless otherwise defined, in this opinion letter.

                  In rendering the opinions expressed below, we have examined
(a)(i) the Agreement and (ii) the Credit Support Annex (collectively with the Agreement, the "DOCUMENTS") and (b) such corporate records of Party A and such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with authentic original documents of all documents submitted to us as copies and, in the case of documents executed prior to the date of this opinion letter, that there has been no course of conduct that would alter the terms of these documents from those reviewed by us.

                  In rendering the opinions expressed below, we have assumed that all of the documents referred to in this opinion have been duly authorized by, have been or will be executed and delivered by, and (except, to the extent set forth below, as to Party B) constitute legal, valid, binding and enforceable obligations of, all of the parties to those documents, that all signatories to those documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate, partnership, company, trust or other) or, in the case of individuals, the legal capacity, to execute, deliver and perform those documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                  (i) Each Document constitutes the legal, valid and binding obligation of Party B, enforceable against it in accordance with its respective terms, in each case except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Documents is subject to the application of general principles of equity (regardless of whether considered


                                     C-2-1
in a proceeding in equity or at law), including without limitation (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  (v) No authorization, consent or other approval of, or registration, declaration or other filing with, any governmental authority of the United States of America is required on the part of Party B for the execution and delivery by it of, or for the performance by Party B of its obligations under, the Documents, except as may be necessary for the creation, perfection or priority of the Liens of the Credit Support Annex.

                  The foregoing opinions are also subject to the following comments and qualifications:

                  (a) Certain remedial or procedural provisions contained in the Credit Support Annex may be limited or rendered unenforceable by applicable law, but those limitations do not, in our opinion but subject to the other comments and qualifications set forth in this opinion letter, make the remedies and procedures that are available to the Party B inadequate for the practical realization of the substantive benefits purported to be provided to them by the Credit Support Annex.

                  (b) The enforceability of provisions in the Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (c) We express no opinion as to any provisions of the Documents insofar as those provisions relate to (A) the subject matter jurisdiction of any United States District Court to adjudicate any controversy related to the Documents or (B) the waiver of inconvenient forum with respect to proceedings in any United States District Court.

                   (d) We express no opinion as to the ownership of or title to any property or as to the creation, perfection or priority of any liens (including without limitation the liens of the Documents).

                  The foregoing opinions are limited to matters involving the federal laws of the United States of America and the laws of the State of New York, and we do not express any opinion as to any other laws.

                  This opinion letter is provided to you by us as counsel to Party B pursuant to the Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Documents without our prior written consent in each instance.

                                       Very truly yours,


                                     C-2-2